UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event report): July 17, 2013

Great Wolf Resorts, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-35458	51-0510250
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

525 Junction Road, Suite 6000 South, Madison, Wisconsin		53717
(Address of principal executive offices)		(Zip Code)

(608) 662-4700

(Registrant’s telephone number, including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Great Wolf Resorts, Inc. (the “Company”) announced today that it intends to enter into a new $420 million senior secured credit facility (the “New Facility”), subject to market and other conditions. The New Facility is expected to consist of a $320 million term loan B facility and a $100 million revolving credit facility.

The net proceeds from the New Facility will be used to (a) refinance all of the outstanding 10.875% first mortgage notes due 2017 (the “Notes”) issued by GWR Operating Partnership, L.L.L.P. and Great Wolf Finance Corp. and (b) refinance the outstanding indebtedness under the existing senior secured credit facility of Great Wolf Lodge of the Carolinas, LLC (the “Carolinas Credit Facility”). Any net proceeds remaining from the New Facility are expected to be used for general corporate purposes.

The Company is in discussions with lenders regarding the New Facility; however, there can be no assurances that it will be able to enter into the New Facility in the time frame or on the terms it expects, or at all. Likewise, there can be no assurance that the Company will complete the redemption of the Notes or the refinancing of the Carolinas Credit Facility.

This Report shall not constitute a notice of redemption of the Notes.

Note: The information contained in this Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Statements herein regarding the Company’s intent to enter into the New Facility, to redeem all of the Notes and to repay the Carolinas Credit Facility constitute “forward-looking statements” as defined in the federal securities laws. Forward-looking statements may be identified by words such as “believe,” “expects,” “anticipates,” “projects,” “intends,” “should,” “estimates” or similar expressions. Such statements are based upon current beliefs, expectations and assumptions and are subject to significant risks and uncertainties. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements. The Company believes these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. All written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are qualified in their entirety by these cautionary statements. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time unless required by law. Past financial or operating performance is not necessarily a reliable indicator of future performance and you should not use our historical performance to anticipate results or future period trends.

Additional factors that may affect future results are contained in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2012, which are available at the SEC’s Web site http://www.sec.gov. The information set forth herein speaks only as of the date hereof, and any intention or obligation to update any forward-looking statements as a result of developments occurring after the date hereof is hereby disclaimed unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Great Wolf Resorts, Inc. (Registrant)

Date: July 17, 2013	By:	/s/ William J. Robinson
		Name:	William J. Robinson
		Title:	Corporate Secretary